Exhibit 10.23

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

LETTER WAIVER

Dated as of June 10, 2014

MMS Funding LLC

c/o Life Sciences Alternative Funding LLC

50 Main Street, Suite 1000

White Plains, New York 10606

Attention: Richard Gumer and Stephen DeNelsky

E-mail: rich@lsafunding.com; steve@lsafunding.com

with a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, New York 10007

Attention: Jennifer C. Berrent and George W. Shuster, Jr.

E-mail: Jennifer.Berrent@wilmerhale.com; George.Shuster@wilmerhale.com

RE:	Loan Agreement, dated as of June 25, 2013, between MMS Funding LLC, successor in interest to Life Sciences Alternative Funding LLC, as Lender (“Lender” or “you”), and Mevion Medical Systems, Inc., as Borrower (“Borrower”), as amended by Amendment No. 1 to the Loan Agreement, dated as of February 7, 2014, between Lender and the Borrower and by the Letter Agreement dated as of February 7, 2014 between the Borrower and Lender, (such Loan Agreement, as so amended, the “Loan Agreement”)

Ladies and Gentlemen:

We refer to the Loan Agreement. Capitalized terms not otherwise defined in this letter agreement (this “Letter Waiver”) have the same meanings as specified in the Loan Agreement; references to Articles, Sections, Schedules or Exhibits are references to Articles, Sections, Schedules or Exhibits to the Loan Agreement.

1. Background

Borrower is party to contracts referenced on Annex 1 hereto (the “Affected Contracts”) (A) pursuant to which (i) the Contract Parties thereto are beneficiaries of Rights of Setoff against future amounts payable to Borrower or its Subsidiaries (as listed under Part 1 of Annex 1) (each a “Setoff”), (ii) the Contract Parties thereto have a field of exclusivity (as listed under Part 2 of Annex 1) (each, “Exclusivity”), or (iii) the Contract Parties thereto are beneficiaries of most favored nation provisions (each, a “MFN”) (as listed in Part 3 of Annex 1) or (B) that is or may be deemed to be a Material Contract (as listed in Part 4 of Annex 1) (each, an “MC Affected Contract”). Information was not included (A) relating to the Exclusivity, the MFNs or the Setoffs in the Affected Contracts, as applicable, on Schedule 8.19(k), and accordingly, for such

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

reason alone (except as expressly provided in this Letter Waiver), the representations and warranties made under Section 8.06(a), 8.19(e)(iii) and 8.19(k), and under each Loan Document under which such representations were made, confirmed or repeated, including the certificates delivered on June 25, 2013 and February 7, 2014 pursuant to Section 7.01(m) and Section 7.02(j), respectively (collectively, the “Funding Date Certificates”), were not correct when made, and (B) relating to the MC Affected Contract on Schedule 8.19(a) and accordingly, for such reason alone (except as expressly provided in this Letter Waiver), the representations and warranties made under Section 8.06(a) and 8.19(a), and under each Loan Document under which such representations were made, confirmed or repeated, including the Funding Date Certificates, were not correct when made (such breaches, collectively, the “8.19 Rep Breaches”).

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2. Events of Default

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3. Waiver and Consent

Borrower hereby requests that you waive, effective as of the date hereof, the Existing Events of Default. By your execution of this Letter Waiver, and subject to the terms of this Letter Waiver and in reliance on the representations and warranties and covenants contained herein, you hereby irrevocably and unconditionally waive the Existing Events of Default, effective as of the date hereof.

Borrower hereby requests that Lender consent to the amendment of the Contract with [***] attached as Annex 4 hereto, and Lender hereby irrevocably and unconditionally consents to such amendment.

4. Acknowledgements, Representations and Warranties, and Covenants

Borrower represents and warrants to Lender that (i) the descriptions of the Existing Events of Default set forth in this Letter Waiver are true, correct, and complete, (ii) no Defaults or Events of Default other than the Existing Events of Default have occurred and are continuing as of the date hereof, (iii) Borrower has not breached its obligations with respect to a field of exclusivity, or any “uptime” warranty, afforded any Contract Party under a Material Contract, (iv) Borrower has not received or delivered any notice regarding termination of any Material Contract that is a sole-source supplier contract, [***] (vi) after giving effect to the Letter Agreement, dated as of the date hereof, between Lender and Borrower, Schedule 8.19(a) is complete and accurate, (vii) as of the Tranche B Funding Date, and on the basis of the Draft Restated Financials, the Profit Condition and the Patient Treatment Condition were satisfied, and (viii) since February 7, 2104, no Material Adverse Effect has occurred, and, as of the date of this Agreement, there are no events, circumstance, changes, actions, proceedings or claims pending or threated that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Borrower acknowledges and agrees that, as of May 31, 2014, the principal balance of the outstanding Obligations under the Loan Agreement is at least $30,650,000.00, which amount does not include Fixed Interest and Revenue Participation, fees, expenses and other amounts that are chargeable or otherwise reimbursable under the Loan Agreement. Borrower is in compliance with the payment schedule attached hereto as Annex 3. Borrower agrees that it will pay on a timely basis all interest and other amounts due to Lender under the Loan Agreement or other Loan Documents. Borrower hereby agrees to pay Lender a wavier fee of $[***], which fee shall be fully earned upon Lender’s execution and delivery of this Letter Waiver.

Borrower confirms, acknowledges and agrees that all of the Obligations, including those set forth above, are valid and outstanding, and Borrower does not have any rights of Setoff, defenses, claims or counterclaims with respect to any of the Obligations. Borrower hereby indemnifies, holds harmless, and forever releases Lender from any and all Liens, claims, interests and causes of action of any kind or nature that Borrower or any Third Party now has or may hereafter have against Lender that relate to the Loan Agreement or other Loan Documents based on facts existing on or before the date hereof or that are related to or arise in connection with this Letter Waiver, other than a breach hereof by Lender.

Borrower confirms, acknowledges and agrees that, with the exception of the limited waiver described in this Letter Waiver which is subject to the terms and conditions hereof, Lender has now and will have the right to accelerate the Obligations and exercise other rights and remedies based upon the occurrence and continuance of any Event of Default (other than the Existing Events of Default) that occurs, and that this Letter Waiver and the waivers described herein is of substantial value to Borrower. [***]

The Loan Agreement, the Notes and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Agreement and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of Borrower Parties under the Loan Documents.

Except as expressly provided herein, the execution and delivery of this Letter Waiver shall not: (i) constitute an extension, modification, or waiver of any term, provision or aspect of, or any right, power or remedy of Lender under, the Loan Agreement or any of the other Loan Documents; (ii) extend the terms of the Loan Agreement or the due date of any of the Obligations; (iii) give rise to any obligation on the part of Lender to extend, amend, waive or otherwise modify any term or condition of the Loan Agreement or any of the other Loan Documents; or (iv) give rise to any defenses or counterclaims to the right of Lender to compel payment of the Obligations or to otherwise enforce its rights and remedies under the Loan Agreement and the other Loan Documents. Except as expressly set forth in the third section of this Letter Waiver, Lender hereby expressly reserves all of its rights and remedies under the Loan Agreement and the other Loan Documents and under applicable Law with respect to the Existing Events of Default and otherwise.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5. Miscellaneous

If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning a copy of this Letter Waiver by electronic mail, and promptly thereafter by national courier two counterparts of this Letter Wavier, to:

Mevion Medical Systems, Inc.

300 Foster Street

Littleton, Massachusetts 01460

Attention: Chief Financial Officer

E-mail: dmelson@mevion.com

with a copy to:

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Attention: Anna E. Dodson

E-mail: adodson@goodwinprocter.com

Without limiting Section 5.02 of the Loan Agreement, Borrower agrees to pay on demand all reasonable costs and expenses of Lender, including but not limited to the reasonable fees and out-of-pocket expenses of counsel to Lender. In partial payment of such fees and expenses, Borrower shall pay Lender on the date of this Letter Waiver an amount equal to $[***] in fees and expenses estimated to have been incurred to date, and Lender will provide Borrower copies of invoices against which such amount shall be applied.

This Letter Waiver is subject to the provisions of Section 13.05 of the Loan Agreement and is a “Loan Document” for all purposes under the Loan Agreement and Loan Documents, including Article XII.

This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

This Letter Waiver shall be governed by and construed in accordance with the Laws of the State of New York (without giving effect to any conflict of laws principles that would require application of the Laws of another jurisdiction).

[Signature page follows.]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Very truly yours,

MEVION MEDICAL SYSTEMS, INC.

By:	/s/ Joseph Jachinowski
Name:	Joseph Jachinowski
Title:	President and CEO

Agreed as of the date first above written:

MMS FUNDING LLC

By:	/s/ Ian C. Wildgoose Brown
Name:	Ian C. Wildgoose Brown
Title:	Authorized Person

[Signature Page to Letter Waiver]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CONSENT

Dated as of June 10, 2014

The undersigned, Mevion Medical Systems UK, LLC, a Delaware limited liability company, as Guarantor under the Guarantee Agreement and a Grantor under the Security Agreement (the “Guarantor”), each in favor of Lender party to the Loan Agreement referred to in the foregoing Letter Waiver (capitalized terms used herein and not defined herein have the meaning ascribed thereto in such Loan Agreement), hereby consents to such Letter Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Letter Waiver, each of the Guarantee Agreement and the Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Security Agreement and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

MEVION MEDICAL SYSTEMS UK LLC

By:	/s/ Joseph Jachinowski
Name:	Joseph Jachinowski
Title:	President and CEO

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Annex 1

Affected Contracts

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Part 2 (Exclusivity)

Customer/Supplier/Vendor (Contract Date)
Robert Wood Johnson University Hospital (May 4, 2006)	System Build Contract by and between Still River Systems, Inc. and Robert Wood Johnson University Hospital, dated as of May 4, 2006.

Techprecision Corp. (December 4, 2012)	Master Purchase Agreement by and between Mevion Medical Systems, Inc., dated as of December 4, 2012. (Section 4)

Storrington Industries Limited (May 10, 2012)	Master Purchase Agreement by and between Mevion Medical Systems, Inc. and Storrington Industries Limited, dated as of May 10, 2012. (Section 4)

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Annex 2

Summary of Corrections in Draft Restatements

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Annex 3

Updated Payment Schedule

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Annex 4

[***] Contract Amendment

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Annex 5

Restated Financial Statements

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